HEDGING INSTRUMENTS	6 Months Ended
Jun. 30, 2012
HEDGING INSTRUMENTS [Abstract]
HEDGING INSTRUMENTS
NOTE 7:	HEDGING INSTRUMENTS

To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and other payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts are designated as cash flows hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses.

During the six months ended June 30, 2012 and 2011, the Company recognized a net loss of $ 604 and net income of $ 486, respectively, related to the effective portion of its hedging instruments. The effective portion of the hedged instruments has been included as an offset of (addition to) payroll expenses and other operating expenses in the statement of operations. The ineffective portion of the hedged instrument amounted to $ (21) and $ 6 during the six months ended June 30, 2012 and 2011 respectively, and has been recorded as a financial income (loss).

In accordance with ASC 820, foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. The fair value of the hedging instruments as of June 30, 2012 and December 31, 2011 constituted a liability of approximately $ 201 and $ 799 respectively, included as part of other current liabilities. The term of all of these instruments as of June 30, 2012 is less than one year.

As of June 30, 2012, the Company expected to reclassify $ 201 of net loss on derivative instruments from accumulated other comprehensive income to earnings during the following six months.